UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2022

ATAI LIFE SCIENCES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mindspace

Krausenstraße 9-10

10117 Berlin, Germany

(Address of principal executive offices) (Zip Code)

+49 89 2153 9035

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 15, 2022, ATAI Life Sciences N.V. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2022 and provided a business update. A copy of the press release is being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated by reference into this Item 2.02.

The information contained or incorporated in Item 2.02 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2022, the Company announced that the Supervisory Board of the Company appointed Stephen Bardin as the Company’s Chief Financial Officer, effective as of August 16, 2022. Additionally, Mr. Bardin has been designated as the Company’s principal financial officer and principal accounting officer, effective as of August 16, 2022, succeeding Greg Weaver in such roles.

As previously disclosed in the Current Report on Form 8-K of the Company filed with the SEC on June 17, 2022 (the “Prior 8-K”), which is incorporated herein by reference, Mr. Bardin was appointed as the Company’s Deputy Chief Financial Officer and Chief Financial Officer Designate (“Deputy CFO”), effective as of June 27, 2022. In connection with Mr. Bardin’s appointment as the Company’s Deputy CFO, Mr. Bardin entered into an Executive Employment Agreement with the Company and ATAI Life Sciences US, Inc., dated June 11, 2022 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Bardin is entitled to an initial annual base salary of $440,000. Mr. Bardin is also eligible to receive an annual discretionary bonus award of up to 40% of his then-current base salary. On July 1, 2022, in connection with his appointment as Deputy CFO, Mr. Bardin received an option (the “Option”) to purchase up to 1,000,000 common shares of the Company at an exercise price per share of $3.65, the per share fair market value of the Company’s common shares on the date of grant, as determined in accordance with the Company’s 2021 Incentive Award Plan (the “Plan”), which will vest in accordance with the Company’s standard four-year vesting schedule, subject to Mr. Bardin’s continued service with the Company through the applicable vesting dates. The Option was granted pursuant to and subject to the terms and conditions of the Plan and an award agreement thereunder. Pursuant to the Employment Agreement, Mr. Bardin also received a one-time cash sign-on bonus of $100,000. The Employment Agreement further provides that if we terminate Mr. Bardin’s employment without “cause” or he resigns for “good reason” (as these terms are defined in the Employment Agreement), subject to his timely executing a release of claims and his continued compliance with certain covenants, he is entitled to receive (i) base salary continuation for a period of nine months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; and (iii) reimbursement for continued health coverage pursuant to COBRA for up to nine months following termination. If such a termination of employment occurs on or within 12 months following a “change in control” (as defined in the Employment Agreement), then, in lieu of the severance payments and benefits described above, subject to his timely executing a release of claims and his continued compliance with certain covenants, Mr. Bardin is entitled to receive (i) a lump-sum payment equal to one times the sum of his annual base salary and his target annual bonus for the year of termination; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) reimbursement for continued health coverage pursuant to COBRA for up to 12 months following termination; and (iv) accelerated vesting of all unvested equity or equity-based awards that vest solely based on the passage of time, with any such awards that vest based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement, and the time period that Mr. Bardin may have to exercise any stock options may be extended for up to 12 months. There are no contemplated changes to Mr. Bardin’s compensatory arrangements in connection with his appointment as Chief Financial Officer.

As previously disclosed in the Prior 8-K, pursuant to the terms of a Transition and Separation Agreement between Greg Weaver, the Company and ATAI Life Sciences US, Inc., dated June 15, 2022, Mr. Weaver agreed to resign from his position as the Company’s Chief Financial Officer upon the earlier of (i) September 30, 2022 and (ii) the date Mr. Weaver is notified in writing that a new Chief Financial Officer is appointed and ready to serve in such capacity. Mr. Weaver was notified that Mr. Bardin was appointed as the Company’s Chief Financial Officer and ready to serve in such capacity effective as of August 16, 2022 (the “Resignation Date”), and Mr. Weaver’s resignation as Chief Financial Officer therefore became effective on the Resignation Date. Additionally, on August 15, 2022, Mr. Weaver notified the Company of his resignation as a member of the Management Board of the Company, effective as of the Resignation Date. As disclosed in the Prior 8-K, Mr. Weaver will serve as a non-employee advisor to assist in the transition of duties to the new Chief Financial Officer from the Resignation Date through March 31, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#	Executive Employment Agreement, dated June 11, 2022, by and among ATAI Life Sciences US, Inc., ATAI Life Sciences N.V. and Stephen Bardin.

99.1*	Press Release of ATAI Life Sciences N.V., dated August 15, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

#	Management contract or compensatory plan, contract or arrangement.
*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: August 15, 2022	By:	/s/ Florian Brand
	Name:	Florian Brand
	Title:	Chief Executive Officer